UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2004

INTERWOVEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11TH Avenue

Sunnyvale, CA 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 774-2000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 21, 2004*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 12. Results of Operations and Financial Condition

The press release furnished under Item 7 of this Form 8-K includes pro forma operating results and a reconciliation of pro forma operating results to accounting principles generally accepted in the United States of America. Interwoven, Inc. (the “Company” or “Interwoven”) provides pro forma results as additional information to its consolidated results of operations. These pro forma measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Interwoven’s consolidated financial statements are advised to review and consider carefully the financial information prepared in accordance with generally accepted accounting principles contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

On July 21, 2004, the Company released its consolidated financial results for the three- and six-month period ended June 30, 2004 in a conference call with shareholders, investors and analysts. The conference call was announced on July 6, 2004, and was available to the public through live teleconference and audio Webcast and will continue to be available for a limited time through audio replay or Webcast replay. During this conference call, Interwoven presented a slide in its Webcast containing previously reported net income (loss) per share over the current and the previous four quarters, on a basis of generally accepted accounting principles and on a pro forma basis. This information, along with a reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.

	Three Months Ended
(in thousands, except for per share amounts)	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003
Net loss as reported	$(15,586)	$(6,984)	$(12,397)	$(18,840)	$(7,194)
Add back of certain charges:
Amortization of purchased technology	2,589	2,589	1,962	—	—
Amortization of stock-based compensation	806	2,605	866	475	493
Amortization of intangible assets	1,207	1,207	803	657	444
In-process research and development	—	—	4,575	—	599
Restructuring and excess facilities charges	11,837	—	3,112	13,324	1,311
Tax impact of pro forma adjustments	(130)	—	—	—	—

Pro forma net income (loss)	$723	$(583)	$(1,079)	$(4,384)	$(4,347)

Pro forma net income (loss) per share	$0.02	$(0.01)	$(0.03)	$(0.17)	$(0.17)

Shares used in computing pro forma net income (loss) per share	41,629	40,137	32,742	26,398	25,659

The information contained in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

July 21, 2004	By:	/s/ JOHN E. CALONICO, JR.
John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated July 21, 2004.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.